Execution Version

Exhibit 10.5

WARRANT AGREEMENT

BETWEEN

FTAI INFRASTRUCTURE INC.

AND

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

AS WARRANT AGENT

AUGUST 1, 2022

i

SECTION 27.	BENEFITS OF THIS AGREEMENT

SECTION 28.	COUNTERPARTS	33

SECTION 29.	HEADINGS	33

SECTION 30.	SEVERABILITY	32

SECTION 31.	MEANING OF TERMS USED IN AGREEMENT	32

EXHIBITS

Exhibit A	=	Form of Global Warrant Certificate
Exhibit B-1	=	Form of Election to Exercise Book-Entry Warrants
Exhibit B-2	=	Form of Election to Exercise Warrants Represented by Global Warrant Certificates to be Completed by Direct Participant in the Depository Trust Company
Exhibit C	=	Form of Assignment

ii

WARRANT AGREEMENT

This WARRANT AGREEMENT (this “Agreement”), dated as of August 1, 2022 by and between FTAI INFRASTRUCTURE INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company, as Warrant Agent (the “Warrant Agent”) (each a “Party” and collectively, the “Parties”).

PRELIMINARY STATEMENTS

WHEREAS, on the date hereof, the Company entered into that certain Subscription Agreement (the “Subscription Agreement”) by and among the Company and purchasers party thereto (collectively the “Initial Purchasers”) pursuant to which, inter alios, the Initial Purchasers agreed to purchase: (i) warrants (the “Series I Warrants”) entitling the holders thereof to purchase 3,342,566 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) at an initial exercise price equal to $10.00 per share (as adjusted in accordance with this Agreement, the “Series I Exercise Price”), exercisable from the date hereof (the “Issue Date”) until the Expiration Time, on the terms and subject to the conditions set forth in this Agreement; and (ii) warrants (the “Series II Warrants” and together with the Series I Warrants, the “Warrants”) entitling holders thereof to purchase 3,342,566 shares of Common Stock at an exercise price equal to $0.01 per share (the “Series II Exercise Price”), exercisable from the Issue Date until the Expiration Time (as defined herein), on the terms and subject to the conditions set forth in this Agreement. For the avoidance of doubt, except as context otherwise requires, references herein to the "Exercise Price" shall be deemed to refer to (i) the Series I Exercise Price when such term is applied to Series I Warrants and (ii) the Series II Exercise Price when such term is applied to Series II Warrants.

WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange and exercise of the Warrants; and

WHEREAS, the issuance of the Warrants pursuant to the Subscription Agreement and this Agreement is in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

SECTION 1.          Appointment of Warrant Agent.The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement (and no implied terms); and the Warrant Agent hereby accepts such appointment, on the terms and subject to the conditions hereinafter set forth.

SECTION 2.           Issuances; Exercise Price. On the terms and subject to the conditions of this Agreement, the Company will issue the Warrants in the amounts and to the recipients specified in the signature page to the Subscription Agreement. On such date, the Warrants shall be issued by book-entry registration on the books of the Warrant Agent (“Book-Entry Warrants”) and shall be evidenced by statements issued by the Warrant Agent from time to time to the registered holder of Book-Entry Warrants reflecting such book-entry position (the “Warrant Statement”). Each Warrant evidenced thereby entitles the holder, upon proper exercise and payment of the applicable Exercise Price, to receive from the Company, as adjusted as provided herein, one fully-paid, non-assessable share of Common Stock. The shares of Common Stock or (as provided pursuant to Section 12 hereof) securities, Cash or other property deliverable upon proper exercise of the Warrants are referred to herein as the “Warrant Shares.”

SECTION 3.          Form of Warrants. Subject to Section 6 of this Agreement, the Warrants shall be issued (1) via book-entry registration on the books and records of the Warrant Agent and evidenced by Warrant Statements, in customary form and substance and/or (2) if requested by any Warrantholder (as defined herein), in the form of one or more global certificates (the “Global Warrant Certificates”), the forms of election to exercise and of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit A attached hereto. The Global Warrant Certificates of each of the Series I Warrants and the Series II Warrants, may bear such appropriate insertions, omissions, legends, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by, in the case of Global Warrant Certificates, the Appropriate Officers (as defined herein) executing such Global Warrant Certificates, as evidenced by their execution of the Global Warrant Certificates.

If requested by any Warrantholder, Global Warrant Certificates shall be deposited with, or with the Warrant Agent as custodian for, The Depository Trust Company (the “Depository”) and registered in the name of Cede & Co., or such other entity designated by the Depository, as the Depository’s nominee. Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

SECTION 4.          Execution of Global Warrant Certificates. Global Warrant Certificates shall be signed on behalf of the Company by its Chief Executive Officer, its Chief Financial Officer, its President, its General Counsel, its Treasurer, its Controller, a Vice President, its Secretary, an Assistant Secretary or any other authorized person appointed by the board of directors of the Company (the “Board of Directors”) from time to time (each, an “Appropriate Officer”). Each such signature upon the Global Warrant Certificates may be in the form of a facsimile or electronic signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Global Warrant Certificates and for that purpose the Company may adopt and use the facsimile or electronic signature of any Appropriate Officer.

If any Appropriate Officer who shall have signed any of the Global Warrant Certificates shall cease to be an Appropriate Officer before the Global Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Global Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer had not ceased to be an Appropriate Officer of the Company, and any Global Warrant Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Global Warrant Certificate, shall be an Appropriate Officer, although at the date of the execution of this Agreement such Person was not an Appropriate Officer. Global Warrant Certificates shall be dated the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants.

SECTION 5.          Registration and Countersignature. Upon written order of the Company, the Warrant Agent shall (i) register in the Warrant Register (as defined below) the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in this Agreement and (ii) upon receipt of the Global Warrant Certificates duly executed on behalf of the Company, countersign by either manual or facsimile signature one or more Global Warrant Certificates evidencing Warrants and shall deliver such Global Warrant Certificates to or upon the written order of the Company. Such written order of the Company shall specifically state the number of Warrants that are to be issued as Book-Entry Warrants and the number of Warrants that are to be issued as a Global Warrant Certificate. A Global Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each Person in whose name any Warrant is registered (each such registered holder, a “Warrantholder”) shall be bound by all of the terms and provisions of this Agreement (a copy of which is available on request to the Secretary of the Company) as fully and effectively as if such Warrantholder had signed the same.

No Global Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Global Warrant Certificate has been countersigned by the manual or facsimile signature of the Warrant Agent. Such signature by the Warrant Agent upon any Global Warrant Certificate executed by the Company shall be conclusive evidence that such Global Warrant Certificate so countersigned has been duly issued hereunder.

The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 6 of this Agreement, all in form reasonably satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of the Warrants, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Warrantholder in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made.

Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the Warrantholder as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Global Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Warrantholder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

SECTION 6.          Registration of Transfers and Exchanges.

(a)          Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with this Agreement and the procedures of the Depository therefor.

(b)          Exchange of a Beneficial Interest in a Global Warrant Certificate for a Book-Entry Warrant.

(i)          Any Warrantholder of a beneficial interest in a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Book-Entry Warrant. Upon receipt by the Warrant Agent from the Depository or its nominee of written instructions or such other form of instructions as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Warrant Certificate, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by the Book-Entry Warrants to be issued in exchange for the beneficial interest of such Person in the Global Warrant Certificate and, following such reduction, the Warrant Agent shall register in the name of the Warrantholder a Book-Entry Warrant and deliver to said Warrantholder a Warrant Statement.

(ii)          Book-Entry Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 6(b) shall be registered in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Warrant Statements to the Persons in whose names such Warrants are so registered.

(c)          Transfer and Exchange of Book-Entry Warrants. Book-Entry Warrants surrendered for exchange or for registration of transfer pursuant to clause (i) of this Section 6(c) or Section 6(i)(iv), shall be cancelled by the Warrant Agent. Such cancelled Book-Entry Warrants shall then be disposed of by or at the direction of the Company in accordance with applicable law. When Book-Entry Warrants are presented to or deposited with the Warrant Agent with a written request:

(i)          to register the transfer of the Book-Entry Warrants; or

(ii)          to exchange such Book-Entry Warrants for an equal number of Book-Entry Warrants of other authorized denominations;

then in each case the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Warrant Agent has received a written instruction of transfer in a form satisfactory to the Warrant Agent, duly executed by the Warrantholder thereof or by his attorney, duly authorized in writing.

(d)          Restrictions on Exchange or Transfer of a Book-Entry Warrant for a Beneficial Interest in a Global Warrant Certificate. A Book-Entry Warrant may not be exchanged for a beneficial interest in a Global Warrant Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to a Book-Entry Warrant, in a form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Book-Entry Warrant (such instruments of transfer and instructions to be duly executed by the holder thereof or the duly appointed legal representative thereof or by his attorney, duly authorized in writing, such signatures to be guaranteed by an eligible guarantor institution to the extent required by the Warrant Agent or the Depository), then the Warrant Agent shall cancel such Book-Entry Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant Certificate representing the appropriate number of Warrants.

(e)          Restrictions on Exchange or Transfer of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6(f)), unless and until it is exchanged in whole for a Book-Entry Warrant, a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(f)          Book-Entry Warrants. If at any time, the Depository for the Global Warrant Certificates notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant Certificates and a successor Depository for the Global Warrant Certificates is not appointed by the Company within ninety (90) days after delivery of such notice, then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company and all other necessary information, shall register Book-Entry Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates, in such names and in such amounts as directed by the Depository or, in the absence of instructions from the Depository, the Company.

(g)          Restrictions on Transfers of Warrants. No Warrants shall be sold, exchanged or otherwise transferred in violation of the Securities Act or applicable state securities laws. Each Warrantholder, by its acceptance of any Warrant under this Agreement, acknowledges and agrees that the Warrants (including any Warrant Shares issued upon exercise thereof) were issued pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by Section 4(a)(2) of the Securities Act and such Warrantholder may not be able to sell or transfer any Warrant Shares in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder. The Warrants will not be subject to any restrictions on transfer other than those under applicable securities laws.

(h)          Cancellation of Global Warrant Certificate. At such time as all beneficial interests in Global Warrant Certificates have either been exchanged for Book-Entry Warrants, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to, or retained and cancelled by, the Warrant Agent, upon written instructions from the Company satisfactory to the Warrant Agent.

(i)          Obligations with Respect to Transfers and Exchanges of Warrants.

(i)          To permit registrations of transfers and exchanges, the Company shall execute Global Warrant Certificates, if applicable, and the Warrant Agent is hereby authorized, in accordance with the provisions of Section 5 and this Section 6, to countersign such Global Warrant Certificates, if applicable, or register Book-Entry Warrants, if applicable, as required pursuant to the provisions of this Section 6 and for the purpose of any distribution of new Global Warrant Certificates contemplated by Section 9 or additional Global Warrant Certificates contemplated by Section 12.

(ii)            All Book-Entry Warrants and Global Warrant Certificates issued upon any registration of transfer or exchange of Book-Entry Warrants or Global Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Book-Entry Warrants or Global Warrant Certificates surrendered upon such registration of transfer or exchange.

(iii)           No service charge shall be made to a Warrantholder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Warrantholder in connection with any such exchange or registration of transfer. Neither the Company nor the Warrant Agent shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of Warrants or any certificates for Warrant Shares in a name other than that of the Warrantholder of the surrendered Warrants, and the Company shall not be required to issue or deliver such Warrants or the certificates representing the Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Warrant Agent shall have no duty to deliver such Warrants or the certificates representing such Warrant Shares unless and until it is satisfied that all such taxes and charges have been paid.

(iv)          So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or Warrantholder of the Warrants represented by such Global Warrant Certificate for all purposes under this Agreement. Except as provided in Section 6(b) and Section 6(f) upon the exchange of a beneficial interest in a Global Warrant Certificate for Book-Entry Warrants, owners of beneficial interests in a Global Warrant Certificate will not be entitled to have any Warrants registered in their names, and will under no circumstances be entitled to receive physical delivery of any such Warrants and will not be considered the owners or Warrantholders thereof under the Warrants or this Agreement. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair the operations of customary practices of the Depository governing the exercise of the rights of a holder of a beneficial interest in a Global Warrant Certificate.

(v)          Subject to Section 6(b), Section 6(c) and Section 6(d) hereof, and this Section 6(i), the Warrant Agent shall, upon receipt of all information required to be delivered hereunder and any evidence of authority that may be reasonably required by the Warrant Agent, from time to time register the transfer of any outstanding Warrants in the Warrant Register, upon surrender of Global Warrant Certificates, if applicable, representing such Warrants at the Warrant Agent Office (as defined below), duly endorsed, and accompanied by a completed form of assignment substantially in the form of Exhibit C hereto (or with respect to a Book-Entry Warrant, only such completed form of assignment substantially in the form of Exhibit C hereto), duly signed by the Warrantholder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program. Upon any such registration of transfer, a new Global Warrant Certificate or a Warrant Statement, as the case may be, shall be issued to the transferee.

SECTION 7.          Duration and Exercise of Warrants.

(a)          Subject to the terms of this Agreement, each Warrant shall be exercisable, in whole or in part, at any time and from time to time beginning on and after the Issue Date and ending at the earlier of (i) 5:00 p.m., New York City time, on August 1, 2030 or, if such date is not a Business Day, the next subsequent Business Day or (ii) upon the consummation of a Sale Transaction (as defined below) (such date and time, the “Expiration Time”). The Company shall promptly provide the Warrant Agent written notice of the Expiration Time. After the Expiration Time, the Warrants will be void and of no value, and may not be exercised.

(b)          Subject to the provisions of this Agreement, the Warrantholder may exercise the warrants as follows:

(i)          registered holders of Book-Entry Warrants must provide written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Company and the Warrant Agent at the addresses set forth in Section 20 no later than the Expiration Time, which Warrant Exercise Notice shall be substantially in the form set forth in Exhibit B-1 hereto, properly completed and executed by the registered holder of the Book-Entry Warrant and paying (x) the applicable Exercise Price multiplied by the number of Warrant Shares in respect of which any Warrants are being exercised on the date the notice is provided to the Warrant Agent or (y) in the case of a Cashless Exercise, paying the required consideration in the manner set forth in Section 7(d), in each case, together with any applicable taxes and governmental charges; or

(ii)          with respect to Warrants held through the book-entry facilities of the Depository, (x) a Warrant Exercise Notice to exercise the Warrant must be sent to the Company and the Warrant Agent at the addresses set forth in Section 20 no later than the Expiration Time, which Warrant Exercise Notice shall be substantially in the form set forth in Exhibit B-2 hereto, properly completed and executed by the Warrantholder; provided that such written notice may only be submitted with respect to Warrants held through the book-entry facilities of the Depository, by or through Persons that are direct participants in the Depository; and (y) a payment must be made, of (A) the applicable Exercise Price multiplied by the number of Warrant Shares in respect of which any Warrants are being exercised or (B) in the case of a Cashless Exercise (as defined below), the required consideration in the manner set forth in Section 7(d), in each case, together with any applicable taxes and governmental charges.

(c)        The aggregate Exercise Price shall be payable in lawful money of the United States of America either by certified or official bank or bank cashier’s check payable to the order of the Company or otherwise as agreed with the Company.

(d)          In lieu of paying the aggregate Exercise Price as set forth in Section 7(c), provided the Common Stock is then listed or admitted for trading on a national securities exchange or an over-the-counter market or comparable system, subject to the provisions of this Agreement, each Warrant shall entitle the Warrantholder, at the election of such Warrantholder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of all Warrants being exercised by such Warrantholder at such time which, when multiplied by the Current Market Price of the Warrant Shares, is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under such Warrants (a “Cashless Exercise”). The formula for determining the number of Warrant Shares to be issued in a Cashless Exercise is as follows:

Where:
X = the number of Warrant Shares issuable upon exercise pursuant to this subsection (d).

A = the Current Market Price of a Warrant Share on the Business Day immediately preceding the date on which the Warrantholder delivers the Warrant Exercise Notice pursuant to subsection (b) above.

B = the Exercise Price.

C = the number of Warrant Shares as to which a Warrant is then being exercised including the withheld Warrant Shares.

If the foregoing calculation results in a negative number, then no Warrant Shares shall be issuable via a Cashless Exercise. The number of Warrant Shares to be issued on such exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth in this Section 7(d). The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares to be issued on such exercise, pursuant to this Section 7(d), is accurate or correct.

Notwithstanding the foregoing, no Cashless Exercise shall be permitted if, as the result of any adjustment made pursuant to Section 12, at the time of such Cashless Exercise, Warrant Shares include a Cash component and the Company would be required to pay Cash to a Warrantholder upon an exercise of Warrants.

(e)          Any exercise of a Warrant pursuant to the terms of this Agreement shall be irrevocable and shall constitute a binding agreement between the Warrantholder and the Company, enforceable in accordance with its terms.

(f)          The Warrant Agent shall:

(i)           examine all Warrant Exercise Notices and all other documents delivered to it by or on behalf of the Warrantholders as contemplated hereunder to ascertain whether or not, on their face, such Warrant Exercise Notices and any such other documents have been executed and completed in accordance with their terms and the terms hereof;

(ii)           where a Warrant Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrants exists, the Warrant Agent shall endeavor to inform the appropriate parties (including the Person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

(iii)         inform the Company of and cooperate with and assist the Company in resolving discrepancies between Warrant Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

(iv)           advise the Company no later than three (3) Business Days after receipt of a Warrant Exercise Notice, of (i) the receipt of such Warrant Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Agreement, (ii) the instructions with respect to delivery of the shares of Common Stock of the Company deliverable upon such exercise, subject to timely receipt from the Depository of the necessary information, and (iii) such other information as the Company shall reasonably require; and

(v)           subject to Common Stock being made available to the Warrant Agent by or on behalf of the Company for delivery to the Depository, liaise with the Depository and endeavor to effect such delivery to the relevant accounts at the Depository in accordance with its requirements.

(g)          All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant Exercise Notice will be determined by the Company (acting in good faith). The Warrant Agent shall incur no liability for or in respect of such determination by the Company. The Company reserves the right to reject any and all Warrant Exercise Notices not in proper form. Such determination by the Company (acting in good faith) shall be final and binding on the Warrantholders, absent manifest error. The Company reserves the absolute right to waive any of the conditions to the exercise of Warrants or defects in Warrant Exercise Notices with regard to any particular exercise of Warrants. Neither the Company nor the Warrant Agent shall be under any duty to give notice to the Warrantholders of the Warrants of any irregularities in any exercise of Warrants, nor shall it incur any liability for the failure to give such notice.

(h)          As soon as practicable after the exercise of any Warrant as set forth in subsection (e), the Company shall issue, or otherwise deliver, or cause to be issued or delivered, in authorized denominations to or upon the order of the Warrantholder of the Warrants, either:

(i)          if such Warrantholder holds the Warrants being exercised through the Depository’s book-entry transfer facilities, by same-day or next-day credit to the Depository for the account of such Warrantholder or for the account of a participant in the Depository the number of Warrant Shares to which such Warrantholder is entitled, in each case registered in such name and delivered to such account as directed in the Warrant Exercise Notice by such Warrantholder or by the direct participant in the Depository through which such Warrantholder is acting, or

(ii)          if such Warrantholder holds the Warrants being exercised in the form of Book-Entry Warrants, a book-entry interest in the Warrant Shares registered on the books of the Transfer Agent (as defined below) or, at the Company’s option, by delivery to the address designated by such Warrantholder in its Warrant Exercise Notice of a physical certificate representing the number of Warrant Shares to which such Warrantholder is entitled, in fully registered form, registered in such name or names as may be directed by such Warrantholder. Such Warrant Shares shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a Warrantholder as of the Close of Business on the date of the delivery thereof.

If less than all of the Warrants evidenced by a Global Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the Expiration Time for the Warrants, a new Global Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by the Global Warrant Certificate so surrendered, and the Warrant Agent is hereby authorized to countersign the required new Global Warrant Certificate or Certificates pursuant to the provisions of Section 5 and this Section 6. The Person in whose name any certificate or certificates for the Warrant Shares are to be issued (or such Warrant Shares are to be registered, in the case of a book-entry transfer) upon exercise of a Warrant shall be deemed to have become a stockholder of such Warrant Shares on the date such Warrant Exercise Notice is delivered.

SECTION 8.          Cancellation of Warrants. Upon the Expiration Time (if not already properly exercised), the Company and the Warrant Agent shall use commercially reasonable efforts to cause any Global Warrant Certificates to be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel all Global Warrant Certificates surrendered for exchange, substitution, transfer or exercise in whole or in part. Such cancelled Global Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company provided in writing to the Warrant Agent. The Warrant Agent shall (x) advise an authorized representative of the Company as directed by the Company by the end of each day or on the next Business Day following each day on which Warrants were exercised, of (i) the number of shares of Common Stock issued upon exercise of a Warrant, (ii) the delivery of Global Warrant Certificates evidencing the balance, if any, of the shares of Common Stock issuable after such exercise of the Warrant and (iii) such other information as the Company shall reasonably require and (y) forward funds received for warrant exercises in a given month by the fifth (5th) Business Day of the following month by wire transfer to an account designated by the Company. The Warrant Agent promptly shall confirm such information to the Company in writing. The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder.

SECTION 9.          Mutilated or Missing Global Warrant Certificates. If any of the Global Warrant Certificates shall be mutilated, lost, stolen or destroyed and in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a “protected purchaser” within the meaning of Section 8-405 of the Uniform Commercial Code or by a bona fide purchaser, the Company shall issue, and the Warrant Agent shall countersign by either manual, electronic or facsimile signature and deliver, in exchange and substitution for and upon cancellation of the mutilated Global Warrant Certificate, or in lieu of and substitution for the Global Warrant Certificate lost, stolen or destroyed, a new Global Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of (i) evidence reasonably satisfactory to the Company and the Warrant Agent of the loss, theft or destruction of such Global Warrant Certificate; and (ii) such other reasonable requirements as may be imposed by the Company or the Warrant Agent as permitted by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.

SECTION 10.          Reservation of Warrant Shares. For the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the Company will, at all times through the Expiration Time, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued or treasury shares of Common Stock, shares of Common Stock equal to the number of Warrant Shares deliverable upon the exercise of all outstanding Warrants, and the Company will instruct the transfer agent for the Company’s Common Stock (such agent, in such capacity, as may from time to time be appointed by the Company, the “Transfer Agent”) to reserve such number of authorized and unissued or treasury shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Agreement on file with such Transfer Agent and with every transfer agent for any Warrant Shares issuable upon the exercise of Warrants pursuant to Section 7. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates issuable upon exercise of outstanding Warrants, and the Company will supply such Transfer Agent with duly executed stock certificates for such purpose.

The Company covenants that all Warrant Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests created by or imposed upon the Company with respect to the issuance and holding thereof.

SECTION 11.          Listing. The Company will use reasonable best efforts to list any Warrant Shares issued upon exercise of the Warrants on each securities exchange or market, if any, on which the Common Stock issued by the Company has been listed.

SECTION 12.          Adjustments and Other Rights of Warrants.

(a)          The applicable Exercise Price of the Series I Warrants, the number of Warrant Shares issuable upon the exercise of each Series I Warrant and the number of Series I Warrants outstanding are subject to adjustment from time to time upon the occurrence of the following:

(i)          The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, split, reverse split, combination or similar event of Common Stock, in which event the Company will cause the Exercise Price to be adjusted based on the following formula:

EP1 = EP0 X OS0
                    OS1

where:

EP0	=
the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be;

EP1	=
the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be;

OS0	=
the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend, distribution, subdivision or combination, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend, distribution, subdivision or combination.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be. If any dividend or distribution or subdivision or combination of the type described in this Section 12(a)(i) is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if the distribution or subdivision or combination had not been declared or announced, as the case may be.

(ii)            The dividend or distribution to all holders of Common Stock of:

(1)           (A) shares of the Company’s capital stock, (B) evidences of the Company’s indebtedness, (C) rights or warrants to purchase the Company’s securities or the Company’s assets or (D) property excluding (W) the issuance of Common stock as a dividend or distribution to all holders of Common Stock, or a subdivision, split, reverse split, combination or similar event of Common Stock for which an adjustment to the Exercise Price is required pursuant to Section 12(a)(i), (X) a Transaction to which Section 12(a)(v) applies, (Y) spin-offs for which an adjustment to the Exercise Price is required pursuant to Section 12(a)(ii)(2) or (Z) a Cash Dividend for which an adjustment to the Exercise Price is required pursuant to Section 12(a)(ii)(3), in which event the Company will cause the Exercise Price to be adjusted based on the following formula:

EP1 = EP0 x	SP0 - FMV
SP0

where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;
EP1	=	the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution;
SP0	=	the Current Market Price of a share of Common Stock; and
FMV	=	the Market Price, on the Record Date for such dividend or distribution, of the shares of capital stock, evidences of indebtedness or property, rights or warrants so distributed.

 (2)          shares of capital stock of, or similar equity interests in, a Subsidiary of the Company or other business unit of the Company (i.e., a spin-off) that are, or, when issued, will be, traded or quoted on any national or regional securities exchange or market, then the Exercise Price will instead be adjusted based on the following formula:

EP1 = EP0 x	MP0
MP0 + FMV0
where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution;
EP1	=	the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution;
FMV0	=
the Market Price of the capital stock or similar equity interests distributed to holders of Common Stock applicable to one share of Common Stock calculated using the 10 consecutive Trading Days commencing on, and including, the third Trading Day after the Ex-Date for such dividend or distribution; and

MP0	=	the Current Market Price of the Common Stock calculated using the 10 consecutive Trading Days commencing on, and including, the third Trading Day after the Ex-Date for such dividend or distribution.

(3)          Cash (other than any dividend or distribution upon a Transaction to which Section 12(a)(v) applies) (a “Cash Dividend”), then, in lieu of the foregoing adjustments, the Exercise Price in effect immediately prior to the Close of Business on the date for the determination of the holders of Common Stock entitled to receive such dividend or distribution shall be reduced by an amount equal to the amount of the Cash so distributed to one share of Common Stock; provided that, if a reduction relating to a Cash Dividend would reduce the Exercise Price to an amount below the par value of the Common Stock, the Exercise Price shall be reduced to the then par value of the Common Stock, with any remaining amount of Cash of the Cash Dividend that would otherwise have resulted in a further reduction of the Exercise Price to instead be paid to holders of Series I Warrants as if such Series I Warrants were Series II Warrants and such remaining amount were treated as a Cash dividend pursuant to Section 12(b)(ii). So long as the Exercise Price is equal to or less than the par value of the Common Stock, it shall be treated as a Series II Warrant for purposes of this Section 12 and shall be subject to the provisions of Section 12(b).

Each adjustment pursuant to this clause (ii) shall become effective immediately after the Ex-Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such distribution had not been declared or announced.

(iii)          The issuance by the Company of shares of Common Stock at a purchase price per share less than the Current Market Price as of the date of issuance of such shares, in which case the Company will cause the Exercise Price to be adjusted based on the following formula:

EP1 = EP0 x	(N0 x CMP) + AC
N1 x CMP
where:

EP0	=	the Exercise Price in effect immediately prior to the Close of Business on the Trading Day immediately prior to the date of announcement of such issuance of shares of Common Stock;
EP1	=	the Exercise Price in effect immediately after such issuance of shares of Common Stock;
N0	=	the number of shares of Common Stock outstanding immediately prior to such issuance of shares of Common Stock;
CMP	=	the Current Market Price of the Common Stock immediately prior to such issuance;
AC	=	the aggregate consideration received by the Company for the total amount of Common Stock so issued; and
N1	=	the number of shares of Common Stock outstanding immediately after such issuance of shares of Common Stock.

; provided, however, that the Exercise Price will not be adjusted pursuant to this Section 12(a)(iii) solely as a result of an Exempt Issuance.  Such adjustment shall become effective immediately after the public announcement of such issuance.  In the event that such issuance is announced but not completed, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such issuance had not been announced.

(iv)          For the purposes of Section 12(a)(i) and Section 12(a)(ii), any dividend or distribution to which Section 12(a)(ii) is applicable that also includes shares of Common Stock, shall be deemed instead to be (x) a dividend or distribution of the indebtedness, assets or shares or other property to which Section 12(a)(ii) applies (and any Exercise Price adjustment required by Section 12(a)(ii) with respect to such dividend or distribution shall be made in respect of such dividend or distribution) immediately followed (y) by a dividend or distribution of the shares of Common Stock to which Section 12(a)(i) applies (and any further Exercise Price adjustment required by Section 12(a)(i) with respect to such dividend or distribution shall then be made), except, for purposes of such adjustment, any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding immediately prior to the Close of Business on the Record Date.”

(v)            In case at any time or from time to time after the Issue Date while any Series I Warrants remain outstanding and unexpired in whole or in part, the Company shall be a party to or shall otherwise engage in any transaction or series of related transactions constituting: (1) a merger of the Company into, a direct or indirect sale of all of the Company’s equity to, or a consolidation of the Company with, any other Person in which the previously outstanding shares of Common Stock shall be (either directly or upon subsequent liquidation) cancelled, reclassified or converted or changed into or exchanged for securities or other property (including Cash) or any combination of the foregoing, or a sale of all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole) (a “Non-Surviving Transaction”), or (2) any merger of another Person into the Company in which the previously outstanding shares of Common Stock shall be cancelled, reclassified or converted or changed into or exchanged for securities of the Company or other property (including Cash) or any combination of the foregoing (a “Surviving Transaction”; any Non-Surviving Transaction or Surviving Transaction being herein called a “Transaction”) then:

(1)          if such Transaction is a Redomestication Transaction, as a condition to the consummation of such Redomestication Transaction, the Company shall cause such other Person to execute and deliver to the Warrant Agent a written instrument providing that:

A.          so long as any Series I Warrant remains outstanding and unexpired in whole or in part (including after giving effect to the changes specified under clause B. below), such Series I Warrant, upon the exercise thereof at any time on or after the consummation of such Redomestication Transaction, shall be exercisable (on such terms and subject to such conditions as shall be as nearly equivalent as may be practicable to the provisions set forth in this Agreement) into, in lieu of the shares of Common Stock issuable upon such exercise prior to such consummation, only the securities (“Substituted Securities”) that would have been receivable upon such Redomestication Transaction by a stockholder of the number of shares of Common Stock into which such Series I Warrant was exercisable immediately prior to such Redomestication Transaction assuming, in the case of any such Redomestication Transaction, if (as a result of rights of election or otherwise) the kind or amount of securities, Cash and other property receivable upon such Redomestication Transaction is not the same for each share of Common Stock held immediately prior to such Redomestication Transaction, such stockholder is a Person that is neither (I) an employee of the Company or of any Subsidiary thereof nor (II) a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (“Constituent Person”), or an Affiliate of a Constituent Person;

B.          the rights and obligations of such other Person and the Holders in respect of Substituted Securities shall be changed to be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holders in respect of shares of Common Stock; and

C.          such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The above provisions of this Section 12(a)(iv) shall similarly apply to successive Transactions; or;

D.          if such Transaction is a Sale Transaction, then, at the effective time of the consummation of such Sale Transaction any Series I Warrants not exercised prior to the closing of such Sale Transaction shall automatically terminate and become void and shall be cancelled for no further consideration.

(vi)          Other Action Affecting Common Stock Equivalents. If the Company shall at any time and from time to time issue or sell (i) any shares of any class constituting Common Stock Equivalents other than shares of Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for Common Stock Equivalents, with or without the payment of additional consideration in Cash or property or (iii) any warrants or other rights to subscribe for or purchase any such Common Stock Equivalents or any such evidences, shares of stock or other securities, then in each such case such issuance shall be deemed to be of, or in respect of, shares of Common Stock for purposes of this Section 12(a)

(vii)          Adjustments to Number of Warrant Shares. Concurrently with any adjustment to the Exercise Price under this Section 12(a) (other than an adjustment in connection with a Cash Dividend pursuant to Section 12(a)(ii)), the number of Warrant Shares for which each Series I Warrant is exercisable will be adjusted such that the number of Warrant Shares for each such Series I Warrant in effect immediately following the effectiveness of such adjustment will be equal to the number of Warrant Shares for each such Series I Warrant in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment.

(viii)          Deferral or Exclusion of Certain Adjustments. No adjustment to the Exercise Price or number of Warrant Shares for each Series I Warrant shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one-tenth of one percent (0.1%) of the applicable Exercise Price or Warrant Shares; provided that any adjustments which by reason of this Section 12(a)(vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock or any other Common Stock Equivalents. All calculations under this Section 12(a)(vii) shall be made to the nearest one-one thousandth (1/1,000th) of one cent ($0.01) or to the nearest one-one thousandth (1/1,000th) of a share, as the case may be.

(ix)          Restrictions on Adjustments. In no event will the Company adjust the Exercise Price or make a corresponding adjustment to the number of Warrant Shares for any Series I Warrant to the extent that the adjustment would reduce the Exercise Price below the par value per share of Common Stock. No adjustment shall be made to the Exercise Price or the Warrant Shares for any Series I Warrant for any of the transactions described in this Section 12(a) if the Company makes provisions for Series I Warrantholders to participate in any such transaction without exercising their Series I Warrants on the same basis as holders of Common Stock and with notice that the Board of Directors determines in good faith to be fair and appropriate. If the Company takes a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, and thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandons its plan to pay or deliver such dividend or distribution, then thereafter no adjustment to the Exercise Price or the number of Warrant Shares for any Series I Warrant then in effect shall be required by reason of the taking of such record.

(x)          Certain Calculations. For the purposes of any adjustment of the Exercise Price and the number of Warrant Shares issuable upon exercise of a Series I Warrant pursuant to this Section 12(a), the following provisions shall be applicable in the case of the issuance of options, warrants or other rights to purchase or acquire shares of Common Stock (whether or not at the time exercisable):

(1)          the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire shares of Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price required to be paid to the Company pursuant to the terms of such options, warrants or rights required to be paid in exchange for the shares of Common Stock covered thereby; and

(2)          if the Exercise Price and the number of shares of Common Stock issuable upon exercise of a Series I Warrant shall have been duly adjusted in accordance with the terms of this Warrant Agreement upon the issuance or sale of any such options, warrants, rights, no further adjustment of the Exercise Price or the number of shares of Common Stock issuable upon exercise of a Series I Warrant shall be made for the actual issuance of shares of Common Stock upon the exercise thereof.

(xi)         In the event of a Cash exercise, the Company hereby instructs the Warrant Agent to record cost basis for newly issued shares of Common Stock in a manner to be subsequently communicated by the Company in writing to the Warrant Agent. In the event of a Cashless Exercise: the Company shall provide cost basis for shares issued pursuant to a Cashless Exercise at the time the Company provides the Cashless Exercise ratio to the Warrant Agent pursuant to Section 7(d) hereof.

(b)          The number of Warrant Shares issuable upon the exercise of each Series II Warrant and the number of Series II Warrants outstanding are subject to adjustment from time to time upon the occurrence of the following:

(i)          The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision, split, reverse split, combination or other similar event, of Common Stock, in which event the Company will cause the number of Warrant Shares to be adjusted based on the following formula:

N1 = N0 x	OS1
OS0
where:

N0	=
the number of shares of Common Stock for which a Series II Warrant is exercisable immediately prior to the Open of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be;

N1	=
the number of shares of Common Stock for which a Series II Warrant is exercisable immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be;

OS0	=
the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Ex-Date for such dividend, distribution, subdivision or combination, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; and

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend, distribution, subdivision or combination.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be. If any dividend or distribution or subdivision or combination of the type described in this Section 12(b)(i) is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if the distribution or subdivision or combination had not been declared or announced, as the case may be.

(ii)          If the Company shall declare or make any dividend or other distribution to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution (other than a dividend or distribution subject to Section 12(b)(i) or any dividend or distribution upon a Transaction to which Section 12(b)(iii) applies) of Cash, securities or other property by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction), at any time after the issuance of a Series II Warrant, then, in each such case, provision shall be made so that the Series II Warrantholder shall receive, upon exercise of a Series II Warrant, in addition to the number of Warrant Shares receivable thereupon, the kind and amount of Cash, securities or other property which the Warrantholder would have been entitled to receive had the Warrant been exercised in full into Warrant Shares on the date of such event and had the Warrantholder thereafter, during the period from the date of such event to and including the Exercise Date, retained such Cash, securities or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 12(b) with respect to the rights of the Warrantholder; provided, that, no such provision shall be made if the Warrantholder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such Cash, securities other property in an amount equal to the amount of such Cash, securities or other property as the Warrantholder would have received if the Warrant had been exercised in full into Warrant Shares on the date of such event.

(iii)          In case at any time or from time to time after the Issue Date while any Series II Warrants remain outstanding and unexpired in whole or in part, the Company shall be a party to or shall otherwise engage in any transaction or series of related transactions constituting: (1) a Non-Surviving Transaction or (2) a Surviving Transaction then:

(1)          if such Transaction is a Redomestication Transaction, as a condition to the consummation of such Redomestication Transaction, the Company shall cause such other Person to execute and deliver to the Warrant Agent a written instrument providing that:

A.          so long as any Series II Warrant remains outstanding and unexpired in whole or in part (including after giving effect to the changes specified under clause B. below), such Series II Warrant, upon the exercise thereof at any time on or after the consummation of such Redomestication Transaction, shall be exercisable (on such terms and subject to such conditions as shall be as nearly equivalent as may be practicable to the provisions set forth in this Agreement) into, in lieu of the shares of Common Stock issuable upon such exercise prior to such consummation, only the Substituted Securities that would have been receivable upon such Redomestication Transaction by a stockholder of the number of shares of Common Stock into which such Series II Warrant was exercisable immediately prior to such Redomestication Transaction assuming, in the case of any such Redomestication Transaction, if (as a result of rights of election or otherwise) the kind or amount of securities, Cash and other property receivable upon such Redomestication Transaction is not the same for each share of Common Stock held immediately prior to such Redomestication Transaction, such stockholder is a Person that is neither (I) an employee of the Company or of any Subsidiary thereof nor (II) a Constituent Person or an Affiliate of a Constituent Person;

B.          the rights and obligations of such other Person and the Holders in respect of Substituted Securities shall be changed to be as nearly equivalent as may be practicable to the rights and obligations of the Company and Holders in respect of shares of Common Stock; and

C.          such written instrument shall provide for adjustments which, for events subsequent to the effective date of such written instrument shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12. The above provisions of this Section 12(b)(iii) shall similarly apply to successive Transactions; or;

(2)             if such Transaction is a Sale Transaction, then, at the effective time of the consummation of such Sale Transaction any Series II Warrants not exercised prior to the closing of such Sale Transaction shall automatically terminate and become void and shall be cancelled for no further consideration.

(iv)          Other Action Affecting Common Stock Equivalents. If the Company shall at any time and from time to time issue or sell (i) any shares of any class constituting Common Stock Equivalents other than shares of Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for Common Stock Equivalents, with or without the payment of additional consideration in Cash or property or (iii) any warrants or other rights to subscribe for or purchase any such Common Stock Equivalents or any such evidences, shares of stock or other securities, then in each such case such issuance shall be deemed to be of, or in respect of, shares of Common Stock for purposes of this Section 12(b).

(v)          Deferral or Exclusion of Certain Adjustments. No adjustment to the number of Warrant Shares for each Series II Warrant shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one-tenth of one percent (0.1%) of the applicable Exercise Price or Warrant Shares; provided that any adjustments which by reason of this Section 12(b)(v) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock or any other Common Stock Equivalents. All calculations under this Section 12(b)(v) shall be made to the nearest one-one thousandth (1/1,000th) of one cent ($0.01) or to the nearest one-one thousandth (1/1,000th) of a share, as the case may be.

(vi)          Restrictions on Adjustments. No adjustment shall be made to the Exercise Price or the Warrant Shares for any Series II Warrant for any of the transactions described in this Section 12(b) if the Company makes provisions for Series II Warrantholders to participate in any such transaction without exercising their Series II Warrants on the same basis as holders of Common Stock and with notice that the Board of Directors determines in good faith to be fair and appropriate. If the Company takes a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, and thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandons its plan to pay or deliver such dividend or distribution, then thereafter no adjustment to the Exercise Price or the number of Warrant Shares for any Series II Warrant then in effect shall be required by reason of the taking of such record.

(vii)          In the event of a Cash exercise, the Company hereby instructs the Warrant Agent to record cost basis for newly issued shares of Common Stock in a manner to be subsequently communicated by the Company in writing to the Warrant Agent. In the event of a Cashless Exercise: the Company shall provide cost basis for shares issued pursuant to a Cashless Exercise at the time the Company provides the Cashless Exercise ratio to the Warrant Agent pursuant to Section 7(d) hereof.

SECTION 13.       No Fractional Shares. The Company shall not be required to issue Warrants to purchase fractions of Warrant Shares, or to issue fractions of Warrant Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Warrant Shares and no Cash shall be distributed in lieu of such fractional shares or rights. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrantholder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), as applicable, such share shall be rounded to the next higher whole number.

SECTION 14.        Redemption. The Warrants shall not be redeemable by the Company or any other Person.

SECTION 15.        Required Notices to Warrantholders.  In the event the Company shall:

(a)          take any action that would result in an adjustment to the Exercise Price and/or the number of shares of Common Stock issuable upon exercise of a Warrant pursuant to Section 12 or

(b)          consummate any Winding Up (as defined below);

(c)          consummate any Sale Transaction; or

(d)       make or declare, or fix a record date for the determination of stockholders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company, Cash or other property (each of (a), (b), (c) or (d) an “Action”);

then, in each such case, the Company shall cause to be delivered to the Warrant Agent and shall direct the Warrant Agent to give written notice thereof to each Holder at such Holder’s address appearing on the Warrant Register , in accordance with Section 20, a written notice of such Action.  Such notice shall be given promptly after the earlier of (i) the effective date of such Action or (ii) in the case of any Action covered by clause (c) above, the date that is twenty (20) Trading Days prior to the closing of the relevant Sale Transaction; or (iii) in the case of any Action covered by clause (d) above, the date that is ten (10) Calendar Days prior to such record date.

If at any time the Company shall cancel any of the Actions for which notice has been given under this Section 15 prior to the consummation thereof, the Company shall give each Holder prompt notice of such cancellation in accordance with Section 20.

SECTION 16.          Merger, Consolidation or Change of Name of Warrant Agent. Any Person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent is a party, or any Person succeeding to the shareholder services business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, if such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 18. If any of the Global Warrant Certificates have been countersigned but not delivered at the time such successor to the Warrant Agent succeeds under this Agreement, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Global Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Global Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement.

If at any time the name of the Warrant Agent is changed and at such time any of the Global Warrant Certificates have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Global Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Global Warrant Certificates either in its prior name or in its changed name; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement.

SECTION 17.          Warrant Agent. The Warrant Agent undertakes only the duties and obligations expressly imposed by this Agreement and the Global Warrant Certificates, in each case upon the following terms and conditions, by all of which the Company and the Warrantholders, by their acceptance thereof, shall be bound:

(a)        The statements contained herein and in the Global Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the accuracy of any of the same except to the extent that such statements describe the Warrant Agent or action taken or to be taken by the Warrant Agent. Except as expressly provided herein, the Warrant Agent assumes no responsibility with respect to the execution, delivery or distribution of the Global Warrant Certificates.

(b)         The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Global Warrant Certificates to be complied with by the Company, nor shall it at any time be under any duty or responsibility to any Warrantholder to make or cause to be made any adjustment in the Exercise Price or in the number of Warrants Shares any Warrant is exercisable for (except as instructed in writing by the Company), or to determine whether any facts exist that may require any such adjustments, or with respect to the nature or extent of or method employed in making any such adjustments when made.

(c)          The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company or an employee of the Warrant Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in accordance with such advice or opinion, absent gross negligence, bad faith or willful misconduct in the selection and continued retention of such counsel and the reliance on such counsel’s advice or opinion (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

(d)          The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrantholder for any action taken in reliance in good faith on any written notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not take any instructions or directions except those given in accordance with this Agreement.

(e)          The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent under this Agreement in accordance with a fee schedule to be mutually agreed upon, to reimburse the Warrant Agent upon demand for all reasonable and documented out-of-pocket expenses, including counsel fees and other disbursements, incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Agreement and the performance of its duties under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and expenses, including judgments, damages, fines, penalties, claims, demands and costs (including reasonable out-of-pocket counsel fees and expenses), for anything done or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). The costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company except to the extent that the Warrant Agent is not entitled to indemnification due to its gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its written consent; provided that nothing in this sentence shall limit the Company’s obligations contained in this paragraph other than pursuant to such a settlement.

(f)        The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense or liability. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery or judgment shall be for the ratable benefit of the Warrantholders, as their respective rights or interests may appear.

(g)         The Warrant Agent, and any member, stockholder, affiliate, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company is interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it was not the Warrant Agent under this Agreement, or a member, stockholder director, officer or employee of the Warrant Agent, as the case may be. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(h)         The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except in connection with its own gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, in no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Warrant Agent has been advised of the possibility of such loss or damage.

(i)          The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

(j)          The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due and validly authorized execution hereof by the Warrant Agent) or in respect of the validity or execution of any Global Warrant Certificate (except its due and validly authorized countersignature thereof), nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the Warrant Shares to be issued pursuant to this Agreement or any Warrant or as to whether the Warrant Shares will when issued be validly issued, fully paid and nonassessable or as to the Exercise Price or the number of Warrant Shares a Warrant is exercisable for.

(k)        Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, the Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from an Appropriate Officer of the Company and to apply to such Appropriate Officer for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent and, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction), the Warrant Agent shall not be liable for any action taken, suffered to be taken, or omitted to be taken by it in accordance with instructions of any such Appropriate Officer or in reliance upon any statement signed by any one of such Appropriate Officers of the Company with respect to any fact or matter (unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company.

(l)         Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all Services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Warrant Agent is being sought.

(m)        No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(n)         If the Warrant Agent shall receive any notice or demand (other than notice of or demand for exercise of Warrants) addressed to the Company by any Warrantholder pursuant to the provisions of the Warrants, the Warrant Agent shall promptly forward such notice or demand to the Company.

(o)         The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, accountants, agents or other experts, and the Warrant Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or the Warrantholders resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

(p)       The Warrant Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Warrants.

(q)         The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred. Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with, or determine if any Person has complied with, the Warrants or any other agreement between or among the parties hereto, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.

(r)          The Warrant Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Warrant Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication, terrorist acts, pandemics, epidemics, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties).

(s)         In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, or is for any reason unsure as to what action to take hereunder, the Warrant Agent shall notify the Company in writing as soon as practicable, and upon delivery of such notice may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Warrantholder or other Person for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent.

(t)          The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public Warrantholder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

(u)         The provisions of this Section 17 shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent.

(v)         No provision of this Agreement shall be construed to relieve the Warrant Agent from liability for fraud, or its own gross negligence, bad faith or its willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

SECTION 18.         Change of Warrant Agent. If the Warrant Agent resigns (such resignation to become effective not earlier than thirty (30) calendar days after the giving of written notice thereof to the Company) or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property or affairs or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay or meet its debts generally as they become due, or if an order of any court shall be entered approving any petition filed by or against the Warrant Agent under the provisions of bankruptcy laws or any similar legislation, or if a receiver, trustee or other similar official of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation, protection, relief, winding up or liquidation, or becomes incapable of acting as Warrant Agent or if the Board of Directors of the Company by resolution removes the Warrant Agent (such removal to become effective not earlier than thirty (30) calendar days after the filing of a certified copy of such resolution with the Warrant Agent and the giving of written notice of such removal to the Warrantholders), the Company shall appoint a successor to the Warrant Agent. If the Company fails to make such appointment within a period of thirty (30) calendar days after such removal or after it has been so notified in writing of such resignation or incapacity by the Warrant Agent, then any Warrantholder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Notwithstanding the foregoing, the Warrantholders may remove the Warrant Agent (i) in their sole discretion, no more than once in any twelve (12) month period and (ii) at any time For Cause (as defined below), in each case, by written notice to the Company provided by Warrantholders holding a majority of the outstanding Warrants, in which case the successor Warrant Agent shall be specified by such Warrantholders and reasonably acceptable to the Company. Pending appointment of a successor to the Warrant Agent, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent shall be an entity, in good standing, incorporated under the laws of any state or of the United States of America. As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the Warrantholders at such Warrantholder’s address appearing on the Warrant Register. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed. The former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 18 or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.  For purposes of this Section 18, “For Cause” means acts or omissions of the Warrant Agent that constitute gross negligence, bad faith or willful misconduct in the fulfillment of its duties as set forth in this Agreement.

SECTION 19.      Warrantholder Not Deemed a Stockholder. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Warrantholders thereof the right to vote or to receive dividends or to participate in any transaction that would give rise to an adjustment under Section 12 or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

SECTION 20.        Notices to Company and Warrant Agent. Any notice or demand authorized or permitted by this Agreement to be given or made by the Warrant Agent or by any Warrantholder to or on the Company to be effective shall be in writing (including by facsimile or email, as applicable), and shall be deemed to have been duly given or made when delivered by hand, or when sent if delivered to a recognized courier or deposited in the mail, first class and postage prepaid or, in the case email or facsimile notice, when received, addressed as follows (until another address, facsimile number or email address is filed in writing by the Company with the Warrant Agent):

FTAI INFRASTRUCTURE INC.
1345 Avenue of the Americas
New York, New York 10105
Attention: Joseph P. Adams, Jr., Chief Executive Officer
Ken Nicholson, Managing Director
Email: jadams@fortress.com and knicholson@fortress.com

with a copy to (which shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036
Attention:  Brittain A. Rogers
E-mail address:  brogers@akingump.com

Any notice or demand pursuant to this Agreement to be given by the Company or by any Warrantholder to the Warrant Agent shall be sufficiently given if sent in the same manner as notices or demands are to be given or made to or on the Company (as set forth above) to the Warrant Agent at the office maintained by the Warrant Agent (the “Warrant Agent Office”) as follows (until another address is filed in writing by the Warrant Agent with the Company, which other address shall become the address of the Warrant Agent Office for the purposes of this Agreement):

American Stock Transfer & Trust Company, LLC,
6201 15th Avenue
Brooklyn, New York 11219
Attention: Reorg Department - Warrants

Where this Agreement provides for notice to Warrantholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Warrantholder affected by such event, at the address of such Warrantholder as it appears in the Warrant Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Warrantholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Warrantholder shall affect the sufficiency of such notice with respect to other Warrantholders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made by a method approved by the Warrant Agent as one which would be most reliable under the circumstances for successfully delivering the notice to the addressees shall constitute a sufficient notification for every purpose hereunder.

Where this Agreement provides for notice of any event to a Warrantholder of a Global Warrant Certificate, such notice shall be sufficiently given if given to the Depository (or its designee), pursuant to the rules and procedures of the Depository, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.

SECTION 21.          Tax Matters.

(a)          The Company shall comply with all applicable tax withholding and reporting requirements imposed by any governmental and regulatory authority, and all distributions or other situations requiring withholding under applicable law (including deemed distributions) pursuant to the Warrants will be subject to applicable withholding and reporting requirements. Notwithstanding any provision to the contrary, the Company shall be authorized to: (a) take any actions that may be necessary or appropriate to comply with such withholding and reporting requirements, (b) apply a portion of any Cash distribution to be made under the Warrants to pay applicable withholding taxes, (c) holdback and liquidate a portion of any non-Cash distribution to be made under the Warrants to generate sufficient funds to pay applicable withholding taxes, (d) require reimbursement from any Warrantholder to the extent any withholding is required in the absence of any distribution, or (e) establish any other mechanisms the Company believes are reasonable and appropriate, including requiring Warrantholders to submit appropriate tax and withholding certifications (such as IRS Forms W-9 or any successor form) that are necessary to comply with this Section 21.

(b)          Each party acknowledges and agrees that (i) the Series II Warrants will be treated as equity for U.S. federal, state and local tax purposes, (ii) the exercise of Series II Warrants will be treated as a recapitalization under Section 368 of the Code, and (iii) it shall not take any action or file any tax return, report or declaration inconsistent with the foregoing.

SECTION 22.         Dissolution, Liquidation or Winding Up.

(a)          Unless Section 12(a)(iv) or Section 12(b)(iii) applies, if, on or prior to the Expiration Time, the Company (or any other Person controlling the Company) shall propose a voluntary or involuntary dissolution, liquidation or winding up (a “Winding Up”) of the affairs of the Company, the Company shall give written notice thereof to the Warrant Agent and all Holders in the manner provided in Section 20 prior to the date on which such transaction is expected to become effective or, if earlier, the record date for such transaction. Such notice shall also specify the date as of which the stockholders of record of the Common Stock shall be entitled to exchange their Common Stock for securities, money or other property deliverable upon such dissolution, liquidation or winding up, as the case may be, on which date each Warrantholder shall receive the securities, money or other property which such Warrantholder would have been entitled to receive had such Warrantholder been the stockholder of record into which the Warrants were exercisable immediately prior to such dissolution, liquidation or winding up (net of the then applicable Exercise Price) and the rights to exercise the Warrants shall terminate.

(b)          Unless Section 12(a)(iv) or Section 12(b)(iii) apply, in case of any Winding Up of the affairs of the Company, the Company shall deposit with the Warrant Agent any funds or other property which the Warrantholders are entitled to receive pursuant to this Section 22, together with instructions as to the distribution thereof. After receipt of such deposit from the Company and any such other necessary information as the Warrant Agent may reasonably require, the Warrant Agent shall make payment in appropriate amount to such Person or Persons as it may be directed in writing by each Warrantholder. The Warrant Agent shall not be required to pay interest on any money deposited pursuant to the provisions of this Section 22 except such as it shall agree with the Company to pay thereon. Any moneys, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Section 22 shall be, and are hereby, assigned, transferred and set over to the Warrant Agent in trust; provided, that, moneys, securities or other property need not be segregated from other funds, securities or other property held by the Warrant Agent except to the extent required by law.

SECTION 23.          Supplements and Amendments. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and may not be amended, except in a writing signed by both of them. The Company and the Warrant Agent may from time to time amend, modify or supplement (i) this Agreement (with respect to the Series I Warrants) or the Series I Warrants with the prior written consent of Warrantholders holding at least a majority of the Warrant Shares then issuable upon exercise of the Series I Warrants then outstanding, pursuant to a written amendment or supplement executed by the Company and the Warrant Agent or (ii) this Agreement (with respect to the Series II Warrants) or the Series II Warrants with the prior written consent of Warrantholders holding at least a majority of the Warrant Shares then issuable upon exercise of the Series II Warrants then outstanding, pursuant to a written amendment or supplement executed by the Company and the Warrant Agent; provided, however, that any amendment or supplement to this Agreement that would reasonably be expected to materially and adversely affect any right of a Warrantholder of the same series relative to the other Warrantholders of the same series shall require the written consent of each such Warrantholder. In addition, the consent of each Warrantholder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement). Notwithstanding anything to the contrary herein, upon the delivery of a certificate from an Appropriate Officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 23 and provided that such supplement or amendment does not adversely affect the Warrant Agent’s rights, duties, liabilities, immunities or obligations hereunder, the Warrant Agent shall execute such supplement or amendment. Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 23 will be binding upon all Warrantholders and upon each future Warrantholder, the Company and the Warrant Agent. In the event of any amendment, modification, supplement or waiver, the Company will give prompt notice thereof to all Warrantholders and, if appropriate, notation thereof will be made on all Global Warrant Certificates thereafter surrendered for registration of transfer or exchange.

SECTION 24.        Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION 25.        Termination. This Agreement shall terminate at the Expiration Time. Notwithstanding the foregoing, this Agreement will terminate on such earlier date on which all outstanding Warrants have been exercised. Termination of this Agreement shall not relieve the Company or the Warrant Agent of any of their obligations arising prior to the date of such termination or in connection with the settlement of any Warrant exercised prior to the Expiration Time. The provisions of Section 17, this Section 25, Section 26 and Section 27 shall survive such termination and the resignation or removal of the Warrant Agent.

SECTION 26.       Governing Law Venue and Jurisdiction; Trial By Jury. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state. Each party hereto consents and submits to the jurisdiction of the courts of the State of New York and any federal courts located in such state in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby. In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 20 hereof. Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on lack of jurisdiction or venue in any such court in any such action or proceeding. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, proceeding or counterclaim as between the parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party hereto has represented, expressly or otherwise that such other party hereto would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 26.

SECTION 27.        Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Warrantholders any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Warrantholders.

SECTION 28.      Counterparts. This Agreement may be executed (including by means of facsimile or electronically transmitted portable document format (.pdf) signature pages) in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 29.        Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.

SECTION 30.       Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, and the invalid, illegal or unenforceable provision shall be interpreted and applied so as to produce as near as may be the economic result intended by the parties hereto. Upon determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible; provided, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

SECTION 31.         Meaning of Terms Used in Agreement.

(a)          The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. Unless the context otherwise requires: (a) a term has the meaning assigned to it by this Agreement; (b) forms of the word “include” mean that the inclusion is not limited to the items listed; (c) “or” is disjunctive but not exclusive; (d) words in the singular include the plural, and in the plural include the singular; and (e) provisions apply to successive events and transactions; (f) “hereof”, “hereunder”, “herein” and “hereto” refer to the entire Agreement and not any section or subsection.

(b)          The following terms used in this Agreement shall have the meanings set forth below:

“$” shall mean the currency of the United States.

 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made; provided that for purposes of this Agreement, each Plan Sponsor and their respective Affiliates shall be deemed an Affiliate of the Company. “Affiliated” shall have a correlative meaning.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law or other governmental action to be closed in New York, New York.

“Cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts  in the United States.  For the avoidance of doubt, "Cash" shall be United States Dollars unless United States Dollars are no longer accepted as legal tender for the payment of public and private debts in the United States.

“Close of Business” means 5:00 p.m., New York City time.

“Common Stock Equivalent” means any warrant, right or option to acquire any shares of Common Stock or other common equity of the Company or any security convertible into or exchangeable for shares of Common Stock or such other common equity of the Company.

“Control” means, with respect to any Person, (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or agency or otherwise, or (ii) the ownership of at least 50% of the equity securities in such Person. “Controlled” shall have a correlative meaning.

“Current Market Price” means, in connection with a Cashless Exercise, dividend, issuance or distribution, the Volume Weighted-Average Price per share of Common Stock or other security for, unless the context requires otherwise, the twenty (20) Trading Days ending on, but excluding, the earlier of the date in question and the Trading Day immediately preceding the Ex-Date for such dividend, issuance or distribution.  If the Common Stock is not traded on any U.S. national or regional securities exchange or quotation system, the Current Market Price shall be the price per share of Common Stock that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares of Common Stock, as such price shall be reasonably determined in good faith by the Board of Directors.

 “Ex-Date” means, when used with respect to any issuance of or distribution in respect of the Common Stock or any other securities, the first date on which the Common Stock or such other securities trade without the right to receive such issuance or distribution.

“Exempt Issuance” means (a) the Company’s issuance or grant of shares of Common Stock or Common Stock Equivalents to employees, directors or consultants of the Company or any of its Subsidiaries as part of any incentive equity arrangement, provided, that the exercise price per share of Common Stock or Common Stock Equivalents of any such issuance or grant on the date of the issuance or grant is at least equal to the Grant Date Fair Value of such issuance or grant; (b) the Company’s issuance of securities upon the exercise, exchange or conversion of any securities that are exercisable or exchangeable for, or convertible into, shares of Common Stock and are outstanding as of the Issue Date; provided, that such exercise, exchange or conversion is effected pursuant to the terms of such securities as in effect on the Issue Date; (c) the Company’s issuance of the Warrants and any shares of Common Stock upon exercise of the Warrants and (d) the Company’s issuance or grant of shares of Common Stock or Common Stock Equivalents on the Closing Date (as defined in the Subscription Agreement) to FIG LLC, its directors, officers, employees, service providers, consultants and advisors as contemplated by the Amended and Restated Management and Advisory Agreement dated as of July 31, 2022 between the Company and FIG LLC and as described in the Company’s Information Statement dated July 15, 2022. For purposes of this definition, “consultant” means a consultant that may participate in an “employee benefit plan” in accordance with the definition of such term in Rule 405 under the Securities Act.

“Grant Date Fair Value” means the fair value per share of the issuance or grant of Common Stock or Common Stock Equivalents pursuant to the Company’s incentive equity arrangements as determined in accordance with U.S. Generally Accepted Accounting Principles for purposes of reporting any such award in the Company’s financial statements.

“Market Price” means (w) if in reference to cash, the current cash value on the date of measurement in U.S. dollars, (x) if in reference to equity securities or securities included within other property, which are listed or admitted for trading on a national securities exchange, the Volume Weighted-Average Price of a share (or similar relevant unit) of such securities as reported on the principal national securities exchange on which the shares (or similar relevant units) of such securities are listed or admitted for trading, or (y) in all other cases, the value as determined in good faith by the Board of Directors of the Company.  In each such case, unless the context requires otherwise, the average price shall be averaged over a period of twenty-one (21) consecutive Trading Days consisting of the Trading Day immediately preceding the day on which the “Market Price” is being determined and the twenty (20) consecutive Trading Days prior to such day.

“Non-Sale Transaction” means any Transaction if holders of Common Stock as of immediately prior to such Transaction own, directly or indirectly and solely on account of their Common Stock, a majority of the equity of the purchasing entity, the surviving entity or its applicable parent entity immediately after the consummation of such Transaction.

 “Open of Business” means 9:00 a.m., New York City time.

“Person” means any individual, corporation, limited partnership, general partnership, limited liability partnership, limited liability company, joint stock company, joint venture, corporation, unincorporated organization, association, company, trust, group or other legal entity, or any governmental or political subdivision or any agency, department or instrumentality thereof.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any Cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of Cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such Cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Redomestication Transaction” means a Non-Surviving Transaction in which all of the property received upon such Non-Surviving Transaction by stockholders of the Company consists solely of securities, Cash in lieu of fractional securities and other de minimis consideration, and the stockholders of the Company immediately prior to such Non-Surviving Transaction are the only holders of the equity securities of the surviving Person immediately after the consummation of such Non-Surviving Transaction.

“Sale Transaction” means a Non-Surviving Transaction with or to a Third Party and excluding any Non-Sale Transaction or any Redomestication Transaction.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other Subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.

 “Third Party” means any Person or “group” (as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of Persons, other than the Company or any of its Affiliates.

“Trading Day” means (i) if the applicable security is listed on the New York Stock Exchange, a day on which trades may be made thereon or (ii) if the applicable security is listed or admitted for trading on the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or other national securities exchange or market, a day on which the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or such other national securities exchange or market is open for business or (iii) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

“Volume Weighted-Average Price” means, with respect to any security and a period of Trading Days, (i) the volume weighted average price of such security during the regular trading session of each Trading Day during such period (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session) as reported by the principal U.S. national or regional securities exchange or quotation system on which such security is then listed or quoted, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), or (ii) if such volume weighted average price is unavailable or in manifest error as reasonably determined in good faith by the Board of Directors, the market value of one unit of such security during such period determined using a volume weighted average price method by an independent nationally recognized investment bank or other qualified financial institution selected by the Board of Directors and reasonably acceptable to the Warrant Agent.

[The next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

FTAI INFRASTRUCTURE INC.

By:	/s/ Kenneth J. Nicholson
Name: Kenneth J. Nicholson
Title: Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Warrant Agent

By:	/s/ Margot Jordan
Name: Margot Jordan
Title: Head of TA Operations AST & EQ US

[SIGNATURE PAGE TO WARRANT AGREEMENT]

EXHIBIT A

FORM OF GLOBAL WARRANT CERTIFICATE

THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER STATE SECURITIES LAWS. NO OFFER, TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS AND, IN THE CASE OF CLAUSE (B), UNLESS FTAI INFRASTRUCTURE INC. (THE “COMPANY”) RECEIVES (OR WAIVES THE REQUIREMENT TO RECEIVE) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

VOID AFTER AUGUST 1, 2030

This Global Warrant Certificate is held by The Depository Trust Company (the “Depositary”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any Person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6(a) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6(h) of the Warrant Agreement and (iii) this Global Warrant Certificate may be transferred to a successor Depositary with the prior written consent of the Company.

Unless this Global Warrant Certificate is presented by an authorized representative of the Depositary to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other entity as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any Person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depositary or to a successor thereof or such successor’s nominee, and transfers of portions of this Global Warrant Certificate shall be limited to transfers made in accordance with the restrictions set forth in Section 6 of the Warrant Agreement.

No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until such provisions have been complied with.

CUSIP No.
No.	WARRANT TO PURCHASE
SHARES OF COMMON STOCK

FTAI INFRASTRUCTURE INC.

GLOBAL WARRANT TO PURCHASE COMMON STOCK

FORM OF FACE OF WARRANT CERTIFICATE

VOID AFTER AUGUST 1, 2030

This Warrant Certificate (“Warrant Certificate”) certifies that [•] or its registered assigns is the registered holder (the “Warrantholder”) of a Warrant (the “Warrant”) of FTAI Infrastructure Inc., a Delaware corporation (the “Company”), to purchase the number of shares (the “Warrant Shares”) of common stock, par value $0.01 per share (the “Common Stock”) of the Company set forth above. This warrant expires upon the earlier of (i) 5:00 p.m., New York City time, on August 1, 2030 or, if such date is not a Business Day, the next subsequent Business Day or (ii) upon the consummation of a Sale Transaction (such date and time, the “Expiration Time”), and entitles the holder to purchase from the Company the number of fully paid and non-assessable Warrant Shares set forth above at the exercise price (the “Exercise Price”) multiplied by the number of Warrant Shares set forth above (the “Exercise Amount”), payable to the Company either by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the Exercise Amount to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose, no later than the Expiration Time. The initial Exercise Price shall be [Series I: $10.00][Series II: $0.01]. This Warrant is subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement (as defined on the reverse hereof), each Warrant shall entitle the Warrantholder thereof, at the election of such Warrantholder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of the Warrant which when multiplied by the Current Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under the Warrant, in accordance with the Warrant Agreement. Notwithstanding the foregoing, no Cashless Exercise shall be permitted if, as the result of such adjustment provided for in Section 12 of the Warrant Agreement at the time of such Cashless Exercise, Warrant Shares include a Cash component and the Company would be required to pay Cash to a Warrantholder upon exercise of Warrants.

No Warrant may be exercised after the Expiration Time. After the Expiration Time, the Warrants will become wholly void and of no value.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

Dated: __________________________

FTAI INFRASTRUCTURE INC.
By:

Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Warrant Agent

By:
Name:
Title:

FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE

FTAI INFRASTRUCTURE INC.

The Warrant evidenced by this Warrant Certificate is a part of a duly authorized issue of Warrants to purchase a maximum of [Series I: 3,342,566 shares of common stock][Series II: 3,342,566 shares of common stock] issued pursuant to that certain Warrant Agreement, dated as of the Issue Date (the “Warrant Agreement”), duly executed and delivered by the FTAI Infrastructure Inc., a Delaware corporation, and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Warrant Agent (the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Warrantholders. A copy of the Warrant Agreement may be inspected at the Warrant Agent office and is available upon written request addressed to the Company. All capitalized terms used in this Warrant Certificate but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein. In the event of a conflict between the provisions set forth in this Warrant Certificate and the provisions of the Warrant Agreement, the provisions of the Warrant Agreement shall govern and be controlling.

Warrants may be exercised to purchase Warrant Shares from the Company from the Issue Date until the Expiration Time, at the Exercise Price set forth on the face hereof, subject to adjustment as described in the Warrant Agreement. Subject to the terms and conditions set forth herein and in the Warrant Agreement, the Warrantholder evidenced by this Warrant Certificate may exercise such Warrant by:

(i)
providing written notice of such election (“Warrant Exercise Notice”) to exercise the Warrant to the Warrant Agent at the address set forth in the Warrant Agreement, “Re: Warrant Exercise”, by hand or by facsimile, no later than the Expiration Time, which Warrant Exercise Notice shall substantially be in the form of an election to purchase Warrant Shares set forth herein, properly completed and executed by the Warrantholder;

(ii)	paying the applicable Exercise Amount, together with any applicable taxes and governmental charges.

In lieu of paying the Exercise Amount as set forth in the preceding paragraph, subject to the provisions of the Warrant Agreement, each Warrant shall entitle the Warrantholder thereof, at the election of such Warrantholder, to exercise the Warrant by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of the Warrant which when multiplied by the Current Market Price of the Warrant Shares is equal to the aggregate Exercise Price in accordance with the Warrant Agreement, and such withheld Warrant Shares shall no longer be issuable under the Warrant.

In the event that upon any exercise of the Warrant evidenced hereby the number of Warrant Shares actually purchased shall be less than the total number of Warrant Shares purchasable upon exercise of the Warrant evidenced hereby, there shall be issued to the Warrantholder hereof, or such Warrantholder’s assignee, a new Warrant Certificate evidencing a Warrant to purchase the Warrant Shares not so purchased. No adjustment shall be made for any Cash dividends on any Warrant Shares issuable upon exercise of this Warrant. After the Expiration Time, unexercised Warrants shall become wholly void and of no value.

The Company shall not be required to issue fractions of Warrant Shares or any certificates that evidence fractional Warrant Shares.

Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depositary may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing a Warrant to purchase in the aggregate a like number of Warrant Shares.

No Warrants may be sold, exchanged or otherwise transferred in violation of the Warrant Agreement. The securities represented by this instrument (including any securities issued upon exercise hereof) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state and were issued pursuant to an exemption from the registration requirement of Section 4(a)(2) of the Securities Act, such holder may not be able to sell or transfer any securities represented by this instrument (including any securities issued upon exercise hereof) in the absence of an effective registration statement relating thereto under the Securities Act and in accordance with applicable state securities laws or pursuant to an exemption from registration under such act or such laws.

The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

[Balance of page intentionally remains blank]

EXHIBIT B-1

FORM OF ELECTION TO EXERCISE BOOK-ENTRY

WARRANTS (TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Statement, to purchase __________ newly issued shares of Common Stock of FTAI INFRASTRUCTURE INC. (the “Company”) at the Exercise Price of [Series I: $10.00][Series II: $0.01] per share, as adjusted pursuant to the Warrant Agreement.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $_________ by certified or official bank or bank cashier’s check payable to the order of the Company, or through a Cashless Exercise (as described below), no later than the Expiration Time.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number shares issuable upon exercise of the Warrant which when multiplied by the Current Market Price of the common stock is equal to the aggregate Exercise Price, and such withheld shares shall no longer be issuable under the Warrant.

The undersigned requests that a certificate representing the shares of Common Stock be delivered as follows:

Name

Address:

Delivery Address (if different):

If such number of shares of common stock is less than the aggregate number of shares of common stock purchasable hereunder, the undersigned requests that a new Book-Entry Warrant representing the balance of such Warrants shall be registered, with the appropriate Warrant Statement delivered as follows:

Name

Address:
Delivery Address (if different):

Social Security or Other Taxpayer Identification Number of Warrantholder:

Signature

Note: The above signature must correspond with the name as written upon the Warrant Statement in every particular, without alteration or enlargement or any change whatsoever. If the certificate representing the shares of common stock or any Warrant Statement representing Warrants not exercised is to be registered in a name other than that in which this Warrant is registered, the signature of the holder hereof must be guaranteed.

SIGNATURE GUARANTEED

By:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT B-2

FORM OF ELECTION TO EXERCISE WARRANTS REPRESENTED BY GLOBAL WARRANT CERTIFICATES
TO BE COMPLETED BY DIRECT PARTICIPANT
IN THE DEPOSITORY TRUST COMPANY
FTAI INFRASTRUCTURE INC.

Warrants to Purchase _______ Shares of Common Stock

(TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

The undersigned hereby irrevocably elects to exercise the right, represented by _______ Warrants held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depositary”), to purchase newly issued shares of Common Stock of FTAI INFRASTRUCTURE INC. (the “Company”) at the Exercise Price of [Series I: $10.00][Series II: $0.01] per share, as adjusted pursuant to the Warrant Agreement.

The undersigned represents, warrants and promises that it has the full power and authority to exercise and deliver the Warrants exercised hereby. The undersigned represents, warrants and promises that it has delivered or will deliver in payment for such shares $_____ by certified or official bank or bank cashier’s check payable to the order of the Company, or by wire transfer in immediately available funds of the aggregate Exercise Price to an account of the Warrant Agent specified in writing by the Warrant Agent for such purpose or through a Cashless Exercise (as described below), no later than the Expiration Time.

☐ Please check if the undersigned, in lieu of paying the Exercise Price as set forth in the preceding paragraph, elects to exercise the Warrant by authorizing the Company to withhold from issuance a number of shares issuable upon exercise of the Warrant which when multiplied by the Current Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld shares shall no longer be issuable under the Warrant.

The undersigned requests that the shares of common stock purchased hereby be in registered form in the authorized denominations, registered in such names and delivered, all as specified in accordance with the instructions set forth below, provided that if the shares of common stock are evidenced by global securities, the shares of common stock shall be registered in the name of the Depositary or its nominee.

Dated: __________________________

NOTE: THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO THE EXPIRATION TIME. THE WARRANT AGENT SHALL NOTIFY YOU (THROUGH THE CLEARING SYSTEM) OF (1) THE WARRANT AGENT’S ACCOUNT AT THE DEPOSITORY TO WHICH YOU MUST DELIVER YOUR WARRANTS ON THE EXERCISE DATE AND (2) THE ADDRESS, PHONE NUMBER AND FACSIMILE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

NAME OF DIRECT PARTICIPANT IN THE DEPOSITORY:

(PLEASE PRINT)

ADDRESS

CONTACT NAME:

ADDRESS:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT FROM WHICH WARRANTS ARE BEING DELIVERED:

DEPOSITORY ACCOUNT NO.: ____________________

WARRANT EXERCISE NOTICES WILL ONLY BE VALID IF DELIVERED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THIS NOTIFICATION (OR AS OTHERWISE DIRECTED), MARKED TO THE ATTENTION OF “WARRANT EXERCISE”. WARRANTHOLDER DELIVERING WARRANTS, IF OTHER THAN THE DIRECT DTC PARTICIPANT DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME:
(PLEASE PRINT)

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE):

ACCOUNT TO WHICH THE SHARES OF COMMON STOCK ARE TO BE CREDITED:

DEPOSITORY ACCOUNT NO.: ____________________

FILL IN FOR DELIVERY OF THE COMMON STOCK, IF OTHER THAN TO THE PERSON DELIVERING THIS WARRANT EXERCISE NOTICE:

NAME: (PLEASE PRINT) ADDRESS

CONTACT NAME:

TELEPHONE (INCLUDING INTERNATIONAL CODE):

FAX (INCLUDING INTERNATIONAL CODE):

SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER (IF APPLICABLE): ____________________

NUMBER OF WARRANTS BEING EXERCISED

(ONLY ONE EXERCISE PER WARRANT EXERCISE
NOTICE)

Signature:

Name:

Capacity in which Signing:

Signature Guaranteed
BY:

Signatures must be guaranteed by a participant in the Securities Transfer
Agent Medallion Program, the Stock Exchanges Medallion Program
or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT C

FORM OF ASSIGNMENT

(TO BE EXECUTED BY THE REGISTERED WARRANTHOLDER IF
SUCH WARRANTHOLDER DESIRES TO TRANSFER A WARRANT)

FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto

Name of Assignee

Address of Assignee

______ Warrants to purchase shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint _________________ attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution.

Dated

Signature

Social Security or Other Taxpayer
Identification Number of Assignee

SIGNATURE GUARANTEED BY:

Signatures must be guaranteed by a participant in the Securities Transfer
Agent Medallion Program, the Stock Exchanges Medallion Program
or the New York Stock Exchange, Inc. Medallion Signature Program.